SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2008
ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-16533 (Commission File No.)	63-1261433 (IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama (Address of Principal Executive Office )	35209 (Zip code)
Registrant’s telephone number, including area code: (205) 877-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 8.01	OTHER EVENTS
     On June 2, 2008 U.S. Bank National Association, as Trustee under the Indenture dated July 7, 2003, issued formal notice on behalf of ProAssurance Corporation to holders of our 3.90% Convertible Senior Debentures due 2023 (the “Debentures”) that we are redeeming the Debentures on July 7, 2008. A copy of that notice, which also contains the Form of Conversion Notice and the Form of Repurchase Notice, is included in the Current Report on Form 8K as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1	Notice of Redemption, Conversion Rights and Repurchase Rights from U.S. Bank National Association, acting as Trustee, to holders of ProAssurance’s 3.90% Convertible Senior Debentures due 2023.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2008
PROASSURANCE CORPORATION
	by:	/s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice-President